                                                                  EXHIBIT 99.3.1

                           RICHMOND MAJOR TRADING AREA

                                 BALANCE SHEETS
                             (Dollars in thousands)


                                                                            June 30, 2000           December 31,
                                                                             (Unaudited)                1999
                                                                            -------------          -------------
                                 ASSETS

Current Assets:
     Cash and cash equivalents                                              $    188               $    422
     Accounts receivable, net of allowance for doubtful accounts of            4,823                  4,433
       $1,193 and $1,165, respectively
     Accounts receivable, other                                                  355                    258
     Inventory, finished goods                                                   792                  1,461
     Prepaid assets                                                              860                    541
     Other                                                                       244                     50
                                                                           ---------              ---------

         Total current assets                                                  7,262                  7,165
                                                                           ---------              ---------

PCS Licenses, net of accumulated amortization of $2,122 and $1,833,           21,029                 21,318
     respectively

Microwave relocation, net of accumulated amortization of $827 and $718,        7,926                  8,050
     respectively

Property, plant and equipment, net                                           106,956                101,107
Construction in progress                                                       4,509                  4,985
Other                                                                            596                    589
                                                                           ---------              ---------

         Total assets                                                       $148,278               $143,214
                                                                           =========              =========
                         LIABILITIES AND EQUITY

Current Liabilities:
     Current installments of capital leases                                 $  3,874               $  3,742
     Accounts payable and accrued expenses                                     5,122                  9,857
     Accrued compensation                                                        441                    438
     Taxes, other than income                                                  2,307                  2,046
                                                                           ---------              ---------

         Total current liabilities                                            11,744                 16,083
                                                                           ---------              ---------

Capital lease obligations, noncurrent                                         18,773                 20,255
Other noncurrent liabilities                                                   3,182                  2,779
PrimeCo equity investment                                                    114,579                104,097
                                                                           ---------              ---------

         Total liabilities and equity                                       $148,278               $143,214
                                                                           =========              =========

The accompanying notes are an integral part of the financial statements.

                          RICHMOND MAJOR TRADING AREA

                           STATEMENTS OF OPERATIONS
           For the Three and Six Months Ended June 30, 2000 and 1999
                           (Dollars in thousands)
                                  (Unaudited)


                                                                  Three Months Ended                    Six Months Ended
                                                             June 30,             June 30,         June 30,          June 30,
                                                               2000                 1999             2000              1999
                                                        --------------        --------------    --------------   ---------------
Revenues and sales:
    Service revenues                                        $ 12,001            $  10,795            $ 23,454      $  20,203
    Product sales                                              1,080                1,491               2,465          3,662
    Other                                                        580                  364               1,072            766
                                                              ------               ------              ------         ------
         Net revenue                                          13,661               12,650              26,991         24,631

Direct operating costs and expenses:
    Cost of service                                              538                  235                 877            420
    Cost of products sold                                        989                1,458               2,443          3,568
    Operating expenses                                        11,422               12,838              25,102         26,527
    Depreciation and amortization                              3,814                3,437               6,925          6,785
                                                              ------               ------              ------         ------

         Total                                                16,763               17,968              35,347         37,300
                                                              ------               ------              ------         ------
         Loss from operations                                 (3,102)              (5,318)             (8,356)       (12,669)

Interest expense, less capitalized interest of $28 and          (329)                (378)               (688)          (750)
    $24 for the three months ended June 30, 2000 and
    1999 respectively ($46 and $106 for the six months
    ended June 30, 2000 and 1999, respectively)
Loss on disposal of assets                                       (67)                 (28)                (43)          (197)
                                                              ------               ------               ------        ------

Net Loss                                                    $ (3,498)           $  (5,724)           $ (9,087)     $ (13,616)
                                                              ======               ======              ======        =======

The accompanying notes are an integral part of the financial statements.

                          RICHMOND MAJOR TRADING AREA

                           STATEMENTS OF CASH FLOWS
                For the Six Months Ended June 30, 2000 and 1999
                            (Dollars in thousands)
                                  (Unaudited)

                                                                                           Six Months Ended
                                                                                 ----------------      ---------------
                                                                                    June 30,              June 30,
                                                                                      2000                  1999
                                                                                 ----------------      ---------------
Cash Flows From Operating Activities:
    Net loss                                                                           $ (9,087)           $(13,616)
    Adjustments to reconcile net loss to net cash used in operating activities:
          Depreciation and amortization                                                   6,925               6,785
          Bad debt expense                                                                  424                 480
          Loss on disposal of assets                                                         43                 197
    Changes in assets and liabilities from operations:
          Accounts receivable, trade                                                       (814)             (1,625)
          Inventory                                                                         669                 492
          Prepaid assets                                                                   (319)               (268)
          Other assets                                                                     (298)              1,608
          Accounts payable and accrued expenses                                          (4,735)               (238)
          Accrued compensation                                                                3                (464)
          Taxes, other than income                                                          261                 941
          Other noncurrent liabilities                                                      403                 111
                                                                                       --------            --------
              Net cash used in operating activities                                      (6,525)             (5,597)
                                                                                       --------            --------

Cash Flows From Investing Activities:
    Payments for microwave relocation                                                         -                   -
    Recoveries of microwave relocation costs                                                 12                   -
    Additions to property, plant and equipment                                          (11,940)             (7,017)
                                                                                       --------            --------
              Net cash used in investing activities                                     (11,928)             (7,017)
                                                                                       --------            --------

Cash Flows From Financing Activities:
    Increase in intercompany payable                                                     19,569              24,382
    Reductions of capital leases                                                         (1,350)             (1,212)
    Payment of note payable to vendor                                                         -             (10,396)
                                                                                       --------            --------
              Net cash provided by financing activities                                  18,219              12,774
                                                                                       --------            --------
Increase (decrease) in cash and cash equivalents                                           (234)                160
Cash and cash equivalents, beginning of period                                              422                   -
                                                                                       --------            --------
Cash and cash equivalents, end of period                                               $    188            $    160
                                                                                       ========            ========


   The accompanying notes are an integral part of the financial statements.

                          RICHMOND MAJOR TRADING AREA

                         NOTES TO FINANCIAL STATEMENTS

(1)      Business and Significant Accounting Policies:

       The accompanying unaudited financial statements, in the opinion of the PrimeCo Personal Communications, L.P. ("PrimeCo") management, contain all material, normal and recurring adjustments necessary to present accurately the financial condition of the Richmond Major Trading Area ("Richmond MTA") and the results of its operations for the periods indicated. The results of operations for the interim periods reported are not necessarily indicative of the results to be experienced for the entire year.

        These unaudited financial statements should be used in conjunction with the financial statements and notes thereto for the year ended December 31, 1999. Significant accounting policies followed by the Richmond MTA were disclosed in the notes to the Richmond MTA's financial statements for the year ended December 31, 1999. The year-end balance sheet data included within was derived from the audited financial statements, but does not include all of the disclosures required by generally accepted accounting principles.

        Business

        The Richmond MTA of PrimeCo design, builds, and operates broadband personal communications services ("PCS") under the PCS license awarded to PrimeCo in the Richmond, Virginia Market.

        Litigation

        PrimeCo is involved in various claims and legal proceedings of a nature considered normal to its business. Management believes that these will not have a material effect on the Richmond MTA's operating results or financial position.

(2)      Ownership:
        Effective April 3, 2000, in order to comply with Federal Communications Commission ("FCC") regulations regarding overlap properties, the operations of the Richmond MTA were contributed by PrimeCo to PrimeCo PCS, LP., a separate legal entity jointly controlled by Bell Atlantic Corporation and Vodafone AirTouch.

(3)      Subsequent Events:
        On July 26, 2000, PrimeCo closed on the disposition to CFW Communications Company of PrimeCo Personal Communications, L.P. PCS licenses, assets and operations in the Richmond MTA for cash of $408.6 million, the assumption of approximately $20.0 million of lease obligations and the transfer of a limited partnership interest and the assets, licenses and operations of analog wireless operations, with a combined value of approximately $78.5 million.